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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included (or incorporated by reference) in this Registration Statement.


                                                    /s/ ARTHUR ANDERSEN LLP

                                                        ARTHUR ANDERSEN LLP

Hartford, Connecticut
July 3, 1997